BIOMIMETIC
THERAPEUTICS

HOSPITAL
FOR
SPECIAL
SURGERY

Veterinary Medical Center
Colorado State

ORTHOPAEDIC BIOENGINEERING
RESEARCH LABORATORY

Evaluation of rhPDGF-BB in Combination with
a Flowable Collagen Matrix for the Treatment
of Acute Achilles Tendon Injury

1Hee, C K; 1Roden, C M; 1Wisner-Lynch, L A; 1Aguiar, D J; 2Dines, J S; 3Turner, A S;

3Ruehlman, D L; 1Kestler, H K; 1Lynch, S E; 3McGilvray, K C; 3Lyons, A S;

3Puttlitz, C M; 3Santoni, B G

1BioMimetic Therapeutics, Franklin, TN; 2Hospital for

Special Surgery, New York, NY;

3Colorado State University, Fort Collins, CO

chee@biomimetics.com

Disclosures

This study was funded by BioMimetic Therapeutics

Rerupture rates are high for the current repair treatments

Clinical Need for Improved Achilles Tendon  Repair

(Leppilahti+, 1998; Maffulli, 1999)

Surgical Intervention

Conservative Treatment

Comparative Function

Equal or Increased

Equal or Decreased

Rerupture Rate

1 – 9%

8 – 39%

Prolonged immobilization has negative effects on the rerupture rate

Current methods require varying periods of immobilization

Shortening the immobilization time leads to better functional results but can increase the rerupture rate

Injury

Rupture

Laceration

Phases of Tendon Repair

Sharma and Mafulli, 2005; James+, 2008

Inflammatory Phase (0d-1wk)

 Clot formation releases chemotactic factors

 Migration of macrophages, phagocytes,

fibroblasts

Fibroblastic/Proliferative Phase

(1wk-6wk)

Recruitment and proliferation of fibroblasts

Release of growth factors

Deposition of ECM

Remodeling Phase (6 wk +)

Deposition of ECM

Reorganization of collagen fibers

Increased collagen crosslinking

Growth Factors Stimulate Early Tendon Wound Healing

Hollinger+, 2008; Foster+, 2009

Injury

Platelets

TGF-ß

PDGF

FGF

EGF

VEGF

IGF

a-granules

Tendon Repair

Chemotaxis

Macrophages

Phagocytes

Fibroblasts

Mitogenesis

Fibroblasts

Angiogenesis

Vascular Smooth

Muscle Cells

Role of PDGF-BB in Tendon Repair

PDGF-BB is endogenously expressed in healing flexor tendons

(Ahlen+,1994; Brogi+,1994; Letson and Dahners,1994; Duffy+,1995; Banes+,1995; Batten+, 1996; Harwood+,1999;
Hildebrand+,1998;  Yoshikawa+,2001;  Affleck+,2002;  Bouletreau+,2002;  Tsubone+,2004;  Weiler+,2004;  Thomopoulos+,2005;
Chan+,2006;  Costa+,2006;  Thomopoulos+,2007,  Sakiyama-Elbert+,2008;  Thomopoulos+,2009;  Thomopoulos+, 2010)

Repair Phase

Effect of Exogenous PDGF-BB

Inflammatory

  av ß3, a5ß1, a2 ß1 integrins

VEGF

Fibroblastic/
Proliferative

  DNA

  Type I Collagen

  ECM Synthesis

  Collagen Crosslinks

PDGF-BB enhances function of injured ligaments and tendons in vivo

rhPDGF-BB combined with a collagen matrix in an acute ovine
Achilles tendon injury will:

Increase the biomechanical properties (load at failure, stiffness, energy to failure) of the repaired tendon over the collagen matrix alone

Improve the histological appearance (integration, collagen fiber alignment, collagen fiber density) of the repaired tendon over the collagen matrix alone

Hypothesis

Surgical Procedure

Acute Achilles transection in skeletally mature ewes

Single suture with a modified Mason-Allen knot in transected tendon ends

Lower leg was casted for 2 wks

8 wk survival time (n=8/group)

Group

Collagen

(5% w/v)

rhPDGF-BB
(µg)

Volume
(cc)

1

Yes

0

0.5

2

Yes

150

0.5

3

Yes

500

0.5

(Virchenko+, 2008; Sarrafian+, 2010)

Biomechanical Analysis (n=6)

Cyclic preconditioning (60 cycles, 0.25Hz, 10N-50N) followed by ramp-to-failure (1 mm/sec)

Load-to-failure (N), Repair Tissue Stiffness (N/mm), and Energy-to-Failure (J)

Histology (n=2)

H&E stained samples were evaluated to assess repair quality:

Native tendon/reparative tissue interface, quality of the reparative/healing tissue, collagen density/fiber orientation

Statistics (for biomechanical properties)

One-way ANOVA with a post-hoc Tukey’s test (significance set at p<0.05)

Data are shown as Mean ± SEM

Analyses

2000
1500
1000
500
0
Load (N)
↑
0
150
500
rhPDGF-BB Dose (μg)

Ultimate Force of the Repaired Tendon

p=0.082

  57%

n=6

400
300
200
100
0
Stiffness (N/mm)
↑
0
150
500
rhPDGF-BB Dose (μg)

Repaired Tendon Stiffness

p=0.012

p=0.075

p=0.013

  45%

n=6

↑
15
10
5
0
Energy (J)
0
150
500
rhPDGF-BB Dose (µg)

Energy to Failure of the Repaired Tendon

p=0.209

  90%

n=6

Good Alignment and Integration of Tendon Repair

0 µg rhPDGF-BB

150 µg rhPDGF-BB

500 µg rhPDGF-BB

Dotted line shows site of transection

500 µm

Dose-dependent increases were observed for the biomechanical properties

Collagen+150 µg rhPDGF-BB was similar to matrix alone

Collagen+500 µg rhPDGF-BB compared to matrix alone

Discussion

Biomechanical Property

500 µg compared to matrix alone

P-value

Ultimate Force

  57%

0.08

Stiffness

  45%

0.08

Energy to Failure

  90%

0.21

This is consistent with other studies showing the role of PDGF-BB in healing tendon and ligament function (Letson and Dahners, 1994; Batten+, 1996; Hildebrand+, 1998; Weiler+, 2004;
Chan+, 2006; Thomopoulos+, 2009)

Dose-dependent effects

Improvement of tendon function and biomechanics

Conclusion

The results of this study suggest that rhPDGF-BB
delivered in a collagen matrix has promise for the
treatment of Achilles tendon injuries

BIOMIMETIC
THERAPEUTICS

ORTHOPAEDIC BIOENGINEERING
RESEARCH LABORATORY

HOSPITAL
FOR
SPECIAL
SURGERY

Veterinary Medical Center

Colorado State University

Acknowledgements